Commitments And Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
NOTE 14. COMMITMENTS AND CONTINGENCIES
Manufacturing, Supply and Other Service Agreements
Our subsidiaries contract with various third party manufacturers, suppliers and service providers to provide raw materials used in our subsidiaries’ products and semi-finished and finished goods, as well as certain packaging and labeling services. The most significant of these agreements are with Novartis Consumer Health, Inc. and Novartis AG (collectively, Novartis), Teikoku Seiyaku Co., Ltd., Noramco, Inc., Grünenthal GmbH, Sharp Corporation and UPS Supply Chain Solutions, Inc. If, for any reason, we are unable to obtain sufficient quantities of any of the finished goods or raw materials or components required for their products or services needed to conduct their business, it could have a material adverse effect on our business, financial condition, results of operations and cash flows.
In addition to the manufacturing and supply agreements described above, we have agreements with various companies for clinical development services. Although we have no reason to believe that the parties to these agreements will not meet their obligations, failure by any of these third parties to honor their contractual obligations may have a material adverse effect on our business, financial condition, results of operations and cash flows.
Novartis License and Supply Agreement
Pursuant to the March 2008 Voltaren® Gel License and Supply Agreement (the Voltaren® Gel Agreement) with Novartis AG and Novartis Consumer Health, Inc. EPI has agreed to purchase from Novartis all of its requirements for Voltaren® Gel during the entire term of the Voltaren® Gel Agreement. The price of product purchased under the Voltaren® Gel Agreement is fixed for the first year and subject to annual changes based upon changes in the producer price index and raw materials. Amounts purchased pursuant to the Voltaren® Gel Agreement were $55.0 million, $50.2 million and $34.0 million for the years ended December 31, 2014, 2013 and 2012, respectively.
Teikoku Seiyaku Co., Ltd.
Under the terms of EPI’s agreement (the Teikoku Agreement) with Teikoku Seiyaku Co. Ltd. (Teikoku), a Japanese manufacturer, Teikoku manufactures Lidoderm® at its two Japanese facilities, located on adjacent properties, for commercial sale by EPI in the U.S. EPI also has an option to extend the supply area to other territories. EPI amended the Teikoku agreement on April 24, 2007, January 6, 2010, November 1, 2010 and February 25, 2015 (together, the Amended Agreement). The material components of the Amended Agreement are as follows:

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EPI agreed to issue firm purchase orders for a minimum number of patches per year through 2017, representing the noncancelable portion of the Amended Agreement. There is a lower minimum purchase requirement in effect subsequent to 2017. EPI has met its minimum purchase requirement for 2014.

•	Teikoku agreed to fix the supply price of Lidoderm® for a period of time after which the price will be adjusted at future dates certain based on a price index defined in the Amended Agreement.

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Following cessation of EPI’s obligation to pay royalties to Hind Healthcare Inc. (Hind) under the Sole and Exclusive License Agreement dated as of November 23, 1998, as amended, between Hind and EPI (the Hind Agreement), EPI began to pay to Teikoku annual royalties based on annual net sales of Lidoderm®.

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The Amended Agreement will not expire until December 31, 2021, unless terminated in accordance with its terms. After December 31, 2021, the Amended Agreement shall be automatically renewed on the first day of January each year unless terminated in accordance with its terms.

•	Either party may terminate the Amended Agreement, following a 45-day cure period, in the event that EPI fails to issue firm purchase orders for the annual minimum quantity for each year after 2017.

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EPI is the exclusive licensee for any authorized generic for Lidoderm® until the later of August 15, 2017 or the date of the first commercial sale of the second non-Teikoku generic version of Lidoderm®.

Amounts purchased pursuant to the Teikoku Agreement, as amended, were $45.1 million, $167.0 million and $179.5 million for the years ended December 31, 2014, 2013 and 2012, respectively.
On November 23, 2011, EPI’s obligation to pay royalties to Hind under the Hind Agreement ceased. Accordingly, on November 23, 2011, pursuant to the terms of the Teikoku Agreement, EPI began to incur royalties to Teikoku based on annual net sales of Lidoderm®. The royalty rate is 6% of branded Lidoderm® net sales. During the years ended December 31, 2014, 2013 and 2012, we recorded $19.1 million, $35.0 million and $55.7 million for these royalties to Teikoku, respectively. These amounts were included in our Consolidated Statements of Operations as Cost of revenues. At December 31, 2014, $19.1 million is recorded as a royalty payable and included in Accounts payable in the accompanying Consolidated Balance Sheets.
Noramco, Inc.
Under the terms of our agreement (the Noramco Agreement) with Noramco, Inc. (Noramco), Noramco manufactured and supplied to us certain narcotic active drug substances, in bulk form, and raw materials for inclusion in our controlled substance pharmaceutical products. There were no minimum annual purchase commitments under the Noramco Agreement. However, we were required to purchase a fixed percentage of our annual requirements of each narcotic active drug substance covered by the Noramco Agreement from Noramco. The purchase price for these substances was equal to a fixed amount, adjusted on an annual basis. Originally, the Noramco Agreement was to expire on December 31, 2011, with automatic renewal provisions for unlimited successive one-year periods. In September 2011, we extended the Noramco Agreement through early 2012. On April 27, 2012, we entered into a new supply agreement with Noramco (the 2012 Noramco Agreement). Under the terms of this supply agreement, Noramco manufactures and supplies to us certain narcotic active drug substances, in bulk form, for inclusion in our controlled substance pharmaceutical products. There are no minimum annual purchase commitments under the 2012 Noramco Agreement. However, we are required to purchase from Noramco a fixed percentage of our annual requirements of each narcotic active drug substance covered by the 2012 Noramco Agreement. The purchase price for these substances is equal to a fixed amount, adjusted on an annual basis based on volume. The term of the 2012 Noramco Agreement is for four years with automatic renewal provisions for unlimited successive one-year periods. The Noramco Agreement may be terminated at any time upon mutual written agreement between the parties or by either party in certain circumstances upon providing sufficient written notice to the other party.
Amounts purchased from Noramco were $76.0 million, $66.1 million and $52.9 million for the years ended December 31, 2014, 2013 and 2012, respectively.
Grünenthal GmbH
Under the terms of EPI’s December 2007 License, Development and Supply Agreement with Grünenthal (the Grünenthal Agreement), Grünenthal agreed to manufacture and supply to EPI a crush-resistant formulation of Opana® ER based on a supply price equal to a certain percentage of net sales of Opana® ER, subject to a floor price. In the first quarter of 2012, we began production of the crush-resistant formulation of Opana® ER at a third party manufacturing facility managed by Grünenthal. The Grünenthal Agreement will expire on the later of (i) the 15th anniversary of the date of first commercial sale of the product, (ii) the expiration of the last issued patent in the territory claiming or covering products or (iii) the expiration of exclusivity granted by the FDA for the last product developed under the Grünenthal Agreement. Either party may terminate the Grünenthal Agreement in certain circumstances upon providing sufficient written notice to the other party. Effective December 19, 2012, EPI and Grünenthal amended the Grünenthal Agreement whereby EPI became responsible for the planning of packaging of finished product and certain other routine packaging quality obligations and Grünenthal agreed to reimburse EPI for the third-party costs incurred related to packaging as well as pay EPI a periodic packaging fee. The amendment also changed certain of the terms with respect to the floor price required to be paid by EPI in consideration for product supplied by Grünenthal.
EPI’s license and supply payments made to Grünenthal pursuant to the Grünenthal Agreement are recorded in Cost of revenues in our Consolidated Financial Statements and must be paid in U.S. dollars within 45 days after each calendar quarter. We incurred $32.9 million, $35.3 million and $35.7 million for the years ended December 31, 2014, 2013 and 2012, respectively.
Sharp Corporation
Under the terms of our agreement (the Sharp Agreement) with Sharp Corporation (Sharp), a U.S. manufacturer, Sharp performs certain packaging and labeling services for Endo, including the packaging and labeling of Lidoderm® at its facilities in Allentown, Pennsylvania and Conshohocken, Pennsylvania, for commercial sale by us in the U.S. Effective June 1, 2012, the parties amended the Sharp Agreement to include several new products that Sharp will package and label. These products include our formulation of Opana® ER designed to be crush-resistant, Vantas®, Supprelin® LA, Valstar® and several SKUs of generic prednisone and methylprednisolone. The Sharp Agreement is effective until March 2015 and is subject to renewal for additional one-year periods upon mutual agreement by both parties. Endo has the right to terminate the Sharp Agreement at any time upon 90 days’ written notice to Sharp.
Amounts purchased pursuant to the Sharp agreement were $2.0 million, $7.8 million and $9.5 million for the years ended December 31, 2014, 2013 and 2012, respectively.
Ventiv Commercial Services, LLC
On December 27, 2011, EPI entered into a Sales and Promotional Services Agreement (the Ventiv Agreement) with Ventiv Commercial Services, LLC (Ventiv), effective as of December 30, 2011. Under the terms of the Ventiv Agreement, Ventiv provided to EPI certain sales and promotional services through a contracted field force, collectively referred to as the Ventiv Field Force. The Ventiv Field Force promoted Voltaren® Gel, Lidoderm®, Frova®, Opana® ER, Fortesta® Gel and any additional products added by EPI. The sales representatives were required to perform face-to-face, one-on-one discussions with physicians and other healthcare practitioners promoting these products.
EPI paid to Ventiv a monthly fixed fee during the term of the Ventiv Agreement based on a budget that had been approved by both EPI and Ventiv. During the term of the Ventiv Agreement, Ventiv was also eligible to earn, in addition to the fixed management fee, an at-risk management fee. This at-risk management fee was payable upon the achievement of certain performance metrics mutually agreed upon by the parties.
On September 26, 2012, the Ventiv Agreement was amended to decrease the size of the Ventiv Field Force and the fees payable to Ventiv. On May 31, 2013, EPI terminated the Ventiv Agreement, effective July 1, 2013. The termination did not give rise to any early termination fees or penalties.
There were no expenses incurred with respect to Ventiv for the year ended December 31, 2014. The expenses incurred with respect to Ventiv were $15.1 million and $37.2 million for the years ended December 31, 2013 and 2012, respectively. These amounts were included within Selling, general and administrative expense in the accompanying Consolidated Statements of Operations.
UPS Supply Chain Solutions
Under the terms of this agreement, EPI utilizes UPS Supply Chain Solutions (UPS) to provide customer service support and warehouse, freight and distribution services for certain of its products in the U.S. The initial term of the agreement extends through March 31, 2015. The agreement may be terminated by either EPI or UPS (1) without cause upon prior written notice to the other party; (2) with cause in the event of an uncured material breach by the other party; and (3) if the other party become insolvent or bankrupt. In the event of termination of services provided under the Warehouse Distribution Services Schedule to the agreement (i) by EPI without cause or (ii) by UPS due to EPI’s breach, failure by EPI to make payments when due, or EPI’s insolvency, EPI would be required to pay UPS certain termination costs. Such termination costs would not be material to the Company’s Consolidated Statements of Operations. On February 21, 2012, EPI amended this agreement to provide for a reduced pricing structure, which includes new monthly fees, new variable fees and new termination fees. On August 16, 2013, EPI further amended this agreement to add another mode of transport permissible under the agreement.
General
In addition to the manufacturing and supply agreements described above, we have agreements with various companies for clinical development services. Although we have no reason to believe that the parties to these agreements will not meet their obligations, failure by any of these third parties to honor their contractual obligations may have a materially adverse effect on our business, financial condition, results of operations and cash flows.
Milestones and Royalties
See Note 11. License and Collaboration Agreements for a complete description of future milestone and royalty commitments pursuant to our acquisitions, license and collaboration agreements.
Legal Proceedings
We and certain of our subsidiaries are involved in various claims, legal proceedings and governmental investigations that arise from time to time in the ordinary course of our business, including relating to product liability, intellectual property, regulatory compliance and commercial matters. While we cannot predict the outcome of these ongoing legal proceedings and we and our subsidiaries intend to defend vigorously our and their position, an adverse outcome in any of these proceedings could have a material adverse effect on our current and future financial position, results of operations and cash flows.
As of December 31, 2014, the Company’s reserve for loss contingencies totaled approximately $1.71 billion, of which $1.66 billion relates to the Company’s product liability accrual for all known pending and estimated future claims related to vaginal mesh cases. The increase in our reserve reflects management’s ongoing assessment of our entire liability portfolio, including the vaginal mesh cases. During 2014, the Company announced that it had reached master settlement agreements with several of the leading plaintiffs’ law firms to resolve claims relating to vaginal mesh products sold by the Company’s AMS subsidiary. The agreements were entered into solely by way of compromise and settlement and are not in any way an admission of liability or fault. Although the Company believes there is a reasonable possibility that a loss in excess of the amount recognized exists, we are unable to estimate the possible loss or range of loss in excess of the amount recognized at this time.
Product Liability
We and certain of our subsidiaries have been named as defendants in numerous lawsuits in various federal and state courts, as well as in Canada and other countries outside the United States, alleging personal injury resulting from the use of certain of our products and the products of our subsidiaries. These matters are described in more detail below.
The Company believes that certain settlements and judgments, as well as legal defense costs, relating to product liability matters are or may be covered in whole or in part under its product liability insurance policies with a limited number of insurance carriers. In certain circumstances, insurance carriers reserve their rights with respect to coverage, or contest or deny coverage. The Company and its subsidiaries intend to contest vigorously all such disputes with respect to their insurance coverage and to enforce their rights under the terms of these insurance policies, and accordingly, the Company will record receivables with respect to amounts due under these policies, only when the resolution of any dispute has been reached and realization of the potential claim for recovery is considered probable. Amounts recovered under the Company’s product liability insurance policies will be less than the stated coverage limits and may not be adequate to cover damages and/or costs relating to claims. In addition, there is no guarantee that insurers will pay claims or that coverage will otherwise be available.
Vaginal Mesh Cases. On October 20, 2008, the FDA issued a Public Health Notification regarding potential complications associated with transvaginal placement of surgical mesh to treat pelvic organ prolapse (POP) and stress urinary incontinence (SUI). The notification provides recommendations and encourages physicians to seek specialized training in mesh procedures, to advise their patients about the risks associated with these procedures and to be diligent in diagnosing and reporting complications.
In July 2011, the FDA issued an update to the October 2008 Public Health Notification regarding mesh to further advise the public and the medical community of the potential complications associated with transvaginal placement of surgical mesh to treat POP and SUI. In this July 2011 update, the FDA maintained that adverse events are not rare, as previously reported, and questioned the relative effectiveness of transvaginal mesh as a treatment for POP as compared to non-mesh surgical repair. The July 2011 notification continued to encourage physicians to seek specialized training in mesh procedures, to consider and to advise their patients about the risks associated with these procedures and to be diligent in diagnosing and reporting complications. The FDA also convened an advisory panel which met on September 8-9, 2011 to further address the safety and effectiveness of transvaginal surgical mesh used to treat POP and SUI. At the conclusion of the meetings, the advisory panel recommended reclassifying transvaginal mesh products used to treat POP to Class III devices (premarket approval) and recommended that manufacturers of these products be required to conduct additional post-market surveillance studies. The advisory panel recommended that transvaginal surgical mesh products used to treat SUI remain as Class II devices. Regarding retropubic and transobturator (TOT) slings, the advisory panel recommended that no additional post-market surveillance studies are necessary. Regarding mini-slings, the advisory panel recommended premarket studies for new devices and additional post-market surveillance studies.
On January 3, 2012, the FDA ordered manufacturers of transvaginal surgical mesh used for POP and of single incision mini-slings for urinary incontinence, such as our subsidiary AMS, to conduct post-market safety studies and to monitor adverse event rates relating to the use of these products. AMS received a total of nineteen class-wide post-market study orders regarding its pelvic floor repair and mini-sling products; however, the FDA agreed to place sixteen of these study orders on hold for a variety of reasons. Three of these post-market study orders remain active and AMS is continuing the process of complying with these orders. In these orders, the FDA also noted that it is still considering the recommendation of the September 9, 2011 advisory committee that urogynecological surgical mesh for transvaginal repair of POP be reclassified from Class II to Class III.
On April 29, 2014, the FDA issued a statement proposing to reclassify surgical mesh for transvaginal pelvic organ prolapse repair from Class II to Class III. Further, the FDA proposed to reclassify urogynecologic surgical mesh instrumentation from Class I to Class II, and to establish special controls for surgical instrumentation for use with urogynecologic surgical mesh. The FDA stated that it was proposing these changes based on the tentative determination that general controls by themselves are insufficient to provide reasonable assurance of the safety and effectiveness of these devices. Although this proposal was subject to a 90-day comment period, to date the FDA has not taken further action regarding these proposals.
Since 2008, AMS, and more recently, in certain cases the Company or certain of its subsidiaries, have been named as defendants in multiple lawsuits in various state courts, a multidistrict litigation (MDL) in the Southern District of West Virginia (MDL No. 2325), as well as in Canada, and other countries outside the United States alleging personal injury resulting from the use of transvaginal surgical mesh products designed to treat POP and SUI. Plaintiffs in these suits allege various personal injuries including chronic pain, incontinence and inability to control bowel function and permanent deformities.
As of December 31, 2014, AMS and certain plaintiffs’ counsel representing mesh-related product liability claimants have entered into various Master Settlement Agreements (MSAs) regarding settling up to approximately 45,400 filed and unfiled mesh claims handled or controlled by the participating counsel. These MSAs, which were executed at various times from June 14, 2013 through December 31, 2014, were entered into solely by way of compromise and settlement and are not in any way an admission of liability or fault by the Company or AMS. All MSAs are subject to a process that includes guidelines and procedures for administering the settlements and the release of funds. In certain cases, the MSAs provide for the creation of Qualified Settlement Funds (QSFs) into which funds may be deposited pursuant to certain schedules set forth in those agreements. All MSAs have participation thresholds requiring participation by the majority of claims represented by each law firm. If certain participation thresholds are not met, then AMS will have the right to terminate the settlement with that law firm. In addition, one agreement gives AMS a unilateral right of approval regarding which claims may be eligible to participate under that settlement. To the extent fewer claims than are authorized under an agreement participate, the total settlement payment under that agreement will be reduced by an agreed-upon amount for each such non-participating claim. Funds deposited in Qualified Settlement Funds are included in Restricted cash and cash equivalents in the December 31, 2014 Consolidating Balance Sheet.
Distribution of funds to any individual claimant is conditioned upon the receipt of documentation substantiating the validity of the claim, a full release and a dismissal of the entire action or claim as to all AMS parties and affiliates. Prior to receiving funds, an individual claimant shall represent and warrant that liens, assignment rights, or other claims that are identified in the claims administration process have been or will be satisfied by the individual claimant. The amount of settlement awards to participating claimants, the claims evaluation process and procedures used in conjunction with award distributions, and the negotiations leading to the settlement shall be kept confidential by all parties and their counsel.
The following table presents the changes in the vaginal mesh Qualified Settlement Funds and product liability balance during the year ended December 31, 2014 (in thousands):

	Qualified Settlement Funds	Product Liability
Balance as of December 31, 2013	$11,518	$520,000
Additional charges	—	1,273,358
Cash distributions to Qualified Settlement Funds	585,165	—
Cash distributions to settle disputes from Qualified Settlement Funds	(111,454)	(111,454)
Cash distributions to settle disputes	—	(26,709)
Balance as of December 31, 2014	$485,229	$1,655,195
While the Company is retaining the liability for all known pending and estimated future claims related to vaginal mesh cases related to products sold prior to the sale date, the Company is pursuing the sale of the underlying vaginal mesh products to a third party and thus the litigation expense and legal defense costs specifically attributable to the vaginal mesh cases has been included in Discontinued operations, net of tax in the Consolidated Statements of Operations for all periods presented.
Our estimated liability includes a reduction factor of approximately 20% applied to the maximum number of potentially eligible claims resulting in a liability that is lower than the maximum payouts under the MSAs. This reduction factor is based on our estimate of likely duplicative claims and claims that will not ultimately obtain recovery under the MSAs or otherwise.
Approximately $1.39 billion of the total liability amount shown above is classified as Current portion of legal settlement accrual, with the remainder classified as Long-term legal settlement accrual, less current portion, net in the December 31, 2014 Consolidating Balance Sheet. The $1.39 billion consists of two components: the maximum contractual 2015 cash payments called for under the MSAs and the Qualified Settlement Funds balance of $485.2 million. The maximum contractual 2015 cash payments does not include the reduction factor described above. AMS expects to fund the payments under all settlement agreements by December 31, 2017. As the funds are disbursed out of the Qualified Settlement Funds from time to time, the product liability accrual will be reduced accordingly with a corresponding reduction to Restricted cash and cash equivalents. In addition, the Company may pay cash distributions to settle disputes separate from the Qualified Settlement Funds, which will also decrease the product liability accrual but will not decrease Restricted cash and cash equivalents.
AMS and the Company intend to contest vigorously all currently remaining pending cases and any future cases that may be brought, if any, and to continue to explore other options as appropriate in the best interests of the Company and AMS. However, it is not possible at this time to determine with certainty the ultimate outcome of these matters or the effect of potential future claims. We will continue to monitor each related legal claim and adjust the accrual for new information and further developments. It is possible that the outcomes of such cases could result in additional losses that could have a material adverse effect on our business, financial condition, results of operations and cash flows.
In addition, we have been contacted regarding a civil investigation that has been initiated by a number of state attorneys general into mesh products, including transvaginal surgical mesh products designed to treat POP and SUI. In November 2013, we received a subpoena relating to this investigation from the state of California, and have subsequently received additional subpoenas from other states. We are cooperating fully with this investigation. At this time, we cannot predict or determine the outcome of this investigation or reasonably estimate the amount or range of amounts of fines or penalties, if any, that might result from a settlement or an adverse outcome from this investigation.
MCP Cases. Qualitest, and in certain cases the Company or certain of its subsidiaries, along with several other pharmaceutical manufacturers, have been named as defendants in numerous lawsuits in various federal and state courts alleging personal injury resulting from the use of the prescription medicine metoclopramide. Plaintiffs in these suits allege various personal injuries including tardive dyskinesia, other movement disorders and death. Qualitest and the Company intend to contest all of these cases vigorously and to explore other options as appropriate in the best interests of the Company and Qualitest.
Litigation similar to that described above may also be brought by other plaintiffs in various jurisdictions. However, we cannot predict the timing or outcome of any such litigation, or whether any additional litigation will be brought against the Company or its subsidiaries. As of February 20, 2015, approximately 600 MCP cases, some of which may have been filed on behalf of multiple plaintiffs, are currently pending against Qualitest and/or the Company or certain of its subsidiaries.
The Company and its subsidiaries have reached an agreement with certain plaintiffs’ counsel in an effort to reach resolution of substantially all of these pending MCP cases. The agreement was entered into solely by way of compromise and settlement and is not in any way an admission of liability or fault by the Company or any of its subsidiaries. An essential element of these settlements will be participation by the majority of plaintiffs involved in pending litigation. If certain participation thresholds are not met, the Company will have the right to terminate the agreements.
Distribution of funds to any individual plaintiff will be conditioned upon, among other things a full release and a dismissal with prejudice of the entire action or claim as to the Company and/or each of its subsidiaries. Prior to receiving an award, an individual claimant shall represent and warrant that liens, assignment rights, or other claims that are identified in the claims administration process have been or will be satisfied by the individual claimant. The amount of settlement awards to participating plaintiffs, claimants, the claims evaluation process and procedures used in conjunction with award distributions, and the negotiations leading to the settlement shall be kept confidential by all parties and their counsel. The cost of this settlement has been incorporated into the increase in our legal loss contingency reserve.
Propoxyphene Cases. Qualitest and, in certain cases, the Company or certain of its subsidiaries, along with several other pharmaceutical manufacturers, have been named as defendants in numerous lawsuits originally filed in various federal and state courts alleging personal injury resulting from the use of prescription pain medicines containing propoxyphene. Plaintiffs in these suits allege various personal injuries including cardiac impairment, damage and death. In August 2011, a multidistrict litigation (MDL) was formed, and certain transferable cases pending in federal court were coordinated in the Eastern District of Kentucky as part of MDL No. 2226. On March 5, 2012 and June 22, 2012, pursuant to a standing show cause order, the MDL Judge dismissed with prejudice certain claims against generic manufacturers, including Qualitest and the Company. Certain plaintiffs appealed those decisions to the U.S. Court of Appeals for the Sixth Circuit. On June 27, 2014, the Sixth Circuit affirmed the dismissal of the cases that had been pending as part of a consolidated appeal. In November 2012, additional cases were filed in various California state courts. While many of these cases were initially remanded and pending in a state court coordinated proceeding in Los Angeles, the Ninth Circuit sitting en banc has reversed these remands, finding federal subject matter jurisdiction. As a result, these actions have been returned to the federal courts to which they were initially removed. On November 18, 2014, additional multi-plaintiff cases were filed in state court in Oklahoma. Litigation similar to that described above may also be brought by other plaintiffs in various jurisdictions. However, we cannot predict the timing or outcome of any such litigation, or whether any additional litigation will be brought against the Company or its subsidiaries, but Qualitest and the Company intend to contest the litigation vigorously and to explore all options as appropriate in the best interests of Qualitest and the Company. As of February 20, 2015, approximately 47 propoxyphene cases, some of which may have been filed on behalf of multiple plaintiffs, are currently pending against Qualitest and/or the Company. The Company and its subsidiaries are unable to predict the outcome of this matter or the ultimate legal and financial liability, if any, and at this time cannot reasonably estimate the possible loss or range of loss, if any, for this matter.
Testosterone Cases. EPI, and in certain cases the Company or certain of its subsidiaries, including its new subsidiary Auxilium Pharmaceuticals, Inc., along with other pharmaceutical manufacturers, have been named as defendants in lawsuits alleging personal injury resulting from the use of prescription medications containing testosterone, including Fortesta® Gel and Delatestryl®. Plaintiffs in these suits allege various personal injuries including pulmonary embolism, stroke, and other vascular and/or cardiac injuries. In June 2014, an MDL was formed to include claims involving all testosterone replacement therapies filed against EPI and other manufacturers of such products, and certain transferable cases pending in federal court were coordinated in the Northern District of Illinois as part of MDL No. 2545. In addition to the federal cases filed against EPI that have been transferred to the Northern District of Illinois as tag-along actions to MDL No. 2545, litigation has also been filed against EPI in the Court of Common Pleas Philadelphia County and in New York State Supreme Court. Litigation similar to that described above may also be brought by other plaintiffs in various jurisdictions, and cases brought in federal court will be transferred to the Northern District of Illinois as tag-along actions to MDL No. 2545. However, we cannot predict the timing or outcome of any such litigation, or whether any such additional litigation will be brought against the Company or EPI, but EPI intends to contest the litigation vigorously and to explore all options as appropriate in the best interests of EPI and the Company. As of February 20, 2015, approximately 230 cases are currently pending against EPI and its new affiliate, Auxilium Pharmaceuticals, Inc., some of which were filed on behalf of multiple plaintiffs, and including a class action complaint filed in Canada.
In addition, on November 5, 2014, a civil class action complaint was filed in the Northern District of Illinois against EPI and various other manufacturers of testosterone products on behalf of a proposed class of health insurance companies and other third party payers that had paid for certain testosterone products, alleging that the marketing efforts of EPI and other defendant manufacturers with respect to certain testosterone products constituted racketeering activity in violation of 18 U.S.C. §1962(c), and other civil RICO claims. Further, the complaint alleges that EPI and other defendant manufacturers violated various state consumer protection laws through their marketing of certain testosterone products. The Company and its subsidiaries are unable to predict the outcome of this matter or the ultimate legal and financial liability, if any, and at this time cannot reasonably estimate the possible loss or range of loss for this matter, if any.
Department of Health and Human Services Subpoena and Related Matters
As previously reported, in January 2007 and April 2011, the Company received subpoenas issued by the Office of the Inspector General of the Department of Health and Human Services (HHS-OIG) and the United States Department of Justice (DOJ), respectively. The subpoenas requested documents relating to Lidoderm® (lidocaine patch 5%), focused primarily on the sale, marketing and promotion of Lidoderm®. As previously reported, the Company resolved potential claims of the federal government and numerous states related to potential claims regarding the sale, marketing and promotion of Lidoderm®.
In September 2013, the State of Louisiana filed a Petition for Civil Penalties and Damages against the Company and its subsidiary, EPI in the Nineteenth Judicial District for the Parish of East Baton Rouge alleging that EPI and the Company engaged in unlawful marketing of Lidoderm® in the State of Louisiana. See State of Louisiana v. Endo Pharmaceuticals, Inc. et al., C624672 (19th Jud. Dist. La.). The State seeks civil fines, civil monetary penalties, damages, injunctive relief, attorneys’ fees and costs under various causes of action. Without admitting liability or wrongdoing, in February 2014, EPI and the State of Louisiana reached an agreement to resolve this case for a total of $1.4 million plus attorney’s fees. The case was dismissed on July 1, 2014.
As previously reported, EPI is in the process of responding to a Civil Investigative Demand issued by the State of Texas relating to Lidoderm® (lidocaine patch 5%), focused primarily on the sale, marketing and promotion of Lidoderm® in Texas. EPI and the Company are cooperating with the State’s investigation. The Company and its subsidiaries are unable to predict the outcome of this matter or the ultimate legal and financial liability and at this time cannot reasonably estimate the possible loss or range of loss for this matter but will explore all options as appropriate in the best interests of EPI and the Company.
Litigation similar to that described above may also be brought by other plaintiffs in various jurisdictions. However, we cannot predict the timing or outcome of any such litigation, or whether any such litigation will be brought against the Company or its subsidiaries.
Qualitest Pharmaceuticals Civil Investigative Demands
In April 2013, the Company’s subsidiaries, EPI and Qualitest, received Civil Investigative Demands (CIDs) from the U.S. Attorney’s Office for the Southern District of New York. The CIDs request documents and information regarding the manufacture and sale of chewable fluoride tablets and other products sold by Qualitest. EPI and Qualitest are cooperating with the government’s investigation. Preliminary discussions between EPI and Qualitest and the U.S. Attorney’s Office for the Southern District of New York have taken place, and the Company believes that a range of loss for this matter is reasonably estimable at this time. The estimated cost of this settlement has been incorporated into the increase in our legal loss contingency reserve. However, it is not possible at this time to determine with certainty the ultimate outcome of this matter. It is possible that the outcome of this matter could result in an additional loss that could have a material effect on our business, financial condition, results of operations and cash flows.
Unapproved Drug Litigation
In September 2013, the State of Louisiana filed a Petition for Damages against EPI, Qualitest and Boca and over 50 other pharmaceutical companies alleging the defendants or their subsidiaries marketed products that were not approved by the FDA. See State of Louisiana v. Abbott Laboratories, Inc., et al., C624522 (19th Jud. Dist. La.). The State of Louisiana seeks damages, fines, penalties, attorneys’ fees and costs under various causes of action.
EPI, Qualitest and Boca intend to contest the above case vigorously and to explore other options as appropriate in the best interests of the Company, EPI, Qualitest and Boca. Litigation similar to that described above may also be brought by other plaintiffs in various jurisdictions. However, we cannot predict the timing or outcome of any such litigation, or whether any such litigation will be brought against the Company or its subsidiaries. The Company and its subsidiaries are unable to predict the outcome of this matter or the ultimate legal and financial liability, if any, and at this time cannot reasonably estimate the possible loss or range of loss for this matter, if any.
Opioid-Related Litigations, Subpoenas and Document Requests
In March 2013, the Company’s subsidiary, Endo Health Solutions Inc. received an Investigative Subpoena from the Corporation Counsel for the City of Chicago seeking documents and information regarding the sales and marketing of opioids, including Opana®. Following discussion with the Company, in May 2013, the Corporation Counsel for the city of Chicago served the Company with a revised Investigative Subpoena seeking the same documents and information. In June 2014, Corporation Counsel for the City of Chicago filed suit in Illinois state court against multiple defendants, including the Company, for alleged violations of city ordinances and other laws relating to defendants’ alleged opioid sales and marketing practices. On June 12, 2014, the case was removed to the United States District Court for the Northern District of Illinois. Plaintiffs initially moved to remand the case to state court but, on July 8, 2014, withdrew their motion to remand. Plaintiff seeks declaratory relief, restitution, civil penalties (including treble damages), an injunction, and attorneys’ fees and costs.
In May 2014, a lawsuit was filed in California Superior Court (Orange County) in the name of the People of the State of California, acting by and through County Counsel for Santa Clara County and the Orange County District Attorney, against multiple defendants, including the Company. The complaint was amended on June 9, 2014, to include allegations against EPI, among other changes. The amended complaint asserts violations of California’s statutory Unfair Competition and False Advertising laws, as well as asserting a claim for public nuisance, based on alleged misrepresentations in connection with sales and marketing of opioids, including Opana®. On July 14, 2014, the case was removed to the United States District Court for the Central District of California. Plaintiff seeks declaratory relief, restitution, civil penalties (including treble damages), abatement, an injunction, and attorneys’ fees and costs.
In September 2013, the Company received a subpoena from the State of New York Office of Attorney General seeking documents and information regarding the sales and marketing of Opana® and in October 2014 received a Subpoena Ad Testificandum seeking testimony regarding the sales and marketing of Opana®. In January 2014, the Company received a set of informal document requests from the Office of the United States Attorney for the Eastern District of Pennsylvania seeking documents and information regarding the sales and marketing of Opana® ER. In September 2014, the Company received a Request for Information from the State of Tennessee Office of the Attorney General and Reporter seeking documents and information regarding the sales and marketing of opioids, including Opana® ER.
The Company is cooperating with the State of New York Office of Attorney General and the Office of the United States Attorney for the Eastern District of Pennsylvania and the State of Tennessee Office of the Attorney General and Reporter in their respective investigations. With respect to both the litigations brought on behalf of the City of Chicago and the People of the State of California, the Company intends to contest those matters vigorously and to explore all options as appropriate in the best interests of the Company. The Company and its subsidiaries are unable to predict the outcome of these matters or the ultimate legal and financial liability, if any, and at this time cannot reasonably estimate the possible loss or range of loss, if any, for these matters but will explore all options as appropriate in the best interests of EPI and the Company.
Antitrust Litigation and Investigations
Multiple direct and indirect purchasers of Lidoderm® have filed a number of cases against EPI and co-defendants Teikoku Seiyaku Co., Ltd., Teikoku Pharma USA, Inc. (collectively, Teikoku) and Actavis plc., f/k/a as Watson Pharmaceuticals, Inc., and a number of its subsidiaries (collectively, Actavis or Watson). The complaints in these cases generally allege that Endo, Teikoku and Actavis entered into an anticompetitive conspiracy to restrain trade through the settlement of patent infringement litigation concerning U.S. Patent No. 5,827,529 (the ’529 patent). Some of the complaints also allege that Teikoku wrongfully listed the ‘529 patent in the Orange Book as related to Lidoderm®, that Endo and Teikoku commenced sham patent litigation against Actavis and that Endo abused the FDA citizen petition process by filing a citizen petition and amendments solely to interfere with generic companies’ efforts to obtain FDA approval of their versions of Lidoderm®. The cases allege violations of Sections 1 and 2 of the Sherman Act (15 U.S.C. §§ 1, 2) and various state antitrust and consumer protection statutes. These cases generally seek damages, treble damages, disgorgement of profits, restitution, injunctive relief and attorneys’ fees.
The United States Judicial Panel on Multidistrict Litigation, pursuant to 28 U.S.C. § 1407, issued an order on April 3, 2014, transferring these cases as In Re Lidoderm Antitrust Litigation, MDL No. 2521, to the U.S. District Court for the Northern District of California for coordinated or consolidated pretrial proceedings before Judge William H. Orrick.
Litigation similar to that described above may also be brought by other plaintiffs in various jurisdictions, and cases brought in federal court will be transferred to the Northern District of California as tag-along actions to In Re Lidoderm Antitrust Litigation.
On June 13, 2014, pursuant to a case management order entered by Judge Orrick, the direct and indirect purchasers each filed consolidated amended class complaints. In addition, one indirect purchaser, Government Employees Health Association (GEHA), filed a separate complaint. On November 17, 2014, the Court granted in part and denied in part motions to dismiss the complaints for failure to state a claim and for lack of standing, which were filed on behalf of all defendants. Plaintiffs filed amended complaints on December 19, 2014. Defendants jointly moved on January 30, 2015 to dismiss certain claims in the second amended indirect purchaser complaint and in GEHA’s second amended complaint. The Court has not reached a decision yet on defendants’ motion, and the cases are proceeding to the discovery phase of the litigation in accordance with the pre-trial schedule. Trial is currently scheduled to begin on April 10, 2017.
Multiple direct and indirect purchasers of Opana® ER have filed cases against EHSI, EPI, Penwest Pharmaceuticals Co., and Impax Laboratories Inc. in multiple federal courts. These cases generally allege that the agreement reached by EPI and Impax to settle patent infringement litigation concerning multiple patents pertaining to Opana® ER and EPI’s introduction of the re-formulation of Opana® ER violated antitrust laws. The complaints allege violations of Sections 1 and 2 of the Sherman Act (15 U.S.C. §§ 1, 2), various state antitrust and consumer protection statutes, as well as state common law. These cases generally seek damages, treble damages, disgorgement of profits, restitution, injunctive relief and attorneys’ fees, and some allege that they will seek to represent classes of direct and indirect purchasers of Opana® ER. Litigation similar to that described above may also be brought by other plaintiffs in various jurisdictions. However, we cannot predict the timing or outcome of any such litigation, or whether any such litigation will be brought against the Company or EPI. The United States Judicial Panel on Multidistrict Litigation, pursuant to 28 U.S.C. § 1407, issued an order on December 12, 2014, transferring the federal cases as In Re Opana ER Antitrust Litigation, MDL No. 2580, to the U.S. District Court for the Northern District of California for coordinated or consolidated pretrial proceedings before Judge William H. Orrick.
The Company and its subsidiaries are unable to predict the outcome of these matters or the ultimate legal and financial liability, if any, and at this time cannot reasonably estimate the possible loss or range of loss for these matters, if any, but will explore all options as appropriate in the best interests of EPI and the Company.
On February 25, 2014, the Company’s subsidiary, EPI received a Civil Investigative Demand (the February 25 CID) from the U.S. Federal Trade Commission (the FTC). The FTC issued a second Civil Investigative Demand to EPI on March 25, 2014 (the March 25 CID). The February 25 CID requests documents and information concerning EPI’s settlement agreements with Actavis and Impax settling the Opana® ER patent litigation, EPI’s Development and Co-Promotion Agreement with Impax, and its settlement agreement with Actavis settling the Lidoderm® patent litigation, as well as information concerning the marketing and sales of Opana® ER and Lidoderm®. The March 25 CID requests documents and information concerning EPI’s acquisition of U.S. Patent No. 7,852,482 (the ‘482 patent), as well as additional information concerning certain litigation relating to, and the marketing and sales of Opana® ER. The FTC has also issued subpoenas for investigational hearings (similar to depositions) to Company employees and former Company employees. EPI intends to fully cooperate with the FTC’s investigation.
On November 3, 2014, EPI received a Civil Investigative Demand from the State of Florida Office of the Attorney General issued pursuant to the Florida Antitrust Act of 1980, Section 542.28 and seeking documents and other information concerning EPI’s settlement agreement with Actavis settling the Lidoderm® patent litigation, as well as information concerning the marketing and sales of Lidoderm®. EPI intends to fully cooperate with the FTC’s investigation. EPI intends to fully cooperate with the FTC’s investigation.
On February 9, 2015, EPI and EHSI received a Civil Investigative Demand for Production of Documents and Information from the State of Alaska Office of the Attorney General issued pursuant to Alaska’s Antitrust and Unfair Trade Practices and Consumer Protection law seeking documents and other information concerning settlement agreements with Actavis and Impax settling the Opana® ER patent litigation.
The Company and its subsidiaries are unable to predict the outcome of these investigations or the ultimate legal and financial liability, if any, and at this time cannot reasonably estimate the possible loss or range of loss for these investigations, if any, but will explore all options as appropriate in the best interests of EPI and the Company.
Paragraph IV Certifications on Lidoderm®
As previously reported, the Company’s subsidiary, EPI and the holders of the Lidoderm® New Drug Application and relevant patents, Teikoku, received a Paragraph IV Certification Notice under 21 U.S.C. 355(j) (a Paragraph IV Notice) from Watson advising of its filing of an ANDA for a generic version of Lidoderm® (lidocaine topical patch 5%), which resulted in litigation under the Hatch-Waxman Act.
On May 28, 2012, EPI entered into a Settlement and License Agreement (the Watson Settlement Agreement) among EPI and Teikoku, on the one hand, and Watson, on the other hand. The Watson Settlement Agreement settled all ongoing patent litigation among the parties relating to Watson’s generic version of Lidoderm®. Under the terms of the Watson Settlement Agreement, the parties dismissed their respective claims and counterclaims without prejudice. As part of the settlement, Watson agreed not to challenge the validity or enforceability of EPI’s and Teikoku’s patents relating to Lidoderm® with respect to Watson’s generic version of Lidoderm®. Watson received FDA approval of its generic version of Lidoderm® in August 2012 and began selling its generic version of Lidoderm® on September 16, 2013 (the Start Date) pursuant to a license granted by EPI and Teikoku under the Watson Settlement Agreement. The license to Watson was exclusive as to EPI’s launch of an authorized generic version of Lidoderm® until May 1, 2014. EPI received an at market royalty equal to 25% of the gross profit generated on Watson’s sales of its generic version of Lidoderm® during its period of exclusivity. During the years ended December 31, 2014 and 2013 we recorded Watson royalty income of $51.3 million and $58.7 million, respectively, which is included in Other revenues in our Consolidated Statements of Operations.
As of December 31, 2014, there is no remaining liability associated with our Patent litigation settlement and, during the year ended December 31, 2014, there was no related activity recorded in our Consolidated Statements of Operations. During the year ended December 31, 2013, the net impact of the Watson Settlement Agreement recorded in Other income, net consisted of the amounts shown below (in thousands):

Year Ended December 31, 2013
Litigation settlement liability relieved during the year	$85,123
Cost of product shipped to Watson’s wholesaler affiliate	(11,093)
Estimated gross-to-net liabilities on product shipped to Watson’s wholesaler affiliate	(29,162)
Rebate on product shipped to Watson’s wholesaler affiliate	5,532
Net gain included in Other income, net	$50,400
As previously reported, in January 2011, EPI and Teikoku received a Paragraph IV Notice from Mylan Technologies Inc. (Mylan) advising of its filing of an ANDA for a generic version of Lidoderm®. The Paragraph IV Notice refers to U.S. Patent Nos. 5,827,529 and 5,741,510, which cover the formulation of Lidoderm® under the Hatch-Waxman Act. The patent expired on March 30, 2014. This suit is no longer pending. On October 4, 2013, the Company dismissed the suit against Mylan.
On May 16, 2012, EPI and Teikoku received a Paragraph IV Notice from Noven Pharmaceuticals, Inc. (Noven) advising of its filing of an ANDA for a generic version of Lidoderm®, which resulting in litigation under the Hatch-Waxman Act. On April 15, 2014, EPI entered into a Settlement and License Agreement (the Noven Settlement Agreement) among EPI and Teikoku, on the one hand, and Noven, on the other hand. The Noven Settlement Agreement settled all ongoing patent litigation among the parties relating to Noven’s generic version of Lidoderm®. Under the terms of the Noven Settlement Agreement, the parties dismissed their respective claims and counterclaims without prejudice. As part of the settlement, Noven agreed not to challenge the validity or enforceability of EPI’s and Teikoku’s patents relating to Lidoderm® with respect to Noven’s generic version of Lidoderm®. Under the terms of the Noven Settlement Agreement, should Noven receive FDA approval, Noven may begin selling its generic version of Lidoderm® on March 1, 2015.
On May 24, 2012, EPI and Teikoku received a Paragraph IV Notice from TWi Pharmaceuticals, Inc. (TWi) advising of its filing of an ANDA for a generic version of Lidoderm®, which resulted in litigation under the Hatch-Waxman Act. On April 18, 2014, EPI entered into a Settlement and License Agreement (the TWi Settlement Agreement) among EPI and Teikoku, on the one hand, and TWi, on the other hand. The TWi Settlement Agreement settled all ongoing patent litigation among the parties relating to TWi’s generic version of Lidoderm®. Under the terms of the TWi Settlement Agreement, the parties dismissed their respective claims and counterclaims without prejudice. As part of the settlement, TWi agreed not to challenge the validity or enforceability of EPI’s and Teikoku’s patents relating to Lidoderm® with respect to TWi’s generic version of Lidoderm®. Under the terms of the TWi Settlement Agreement, should TWi receive FDA approval, TWi may begin selling its generic version of Lidoderm® on March 1, 2015.
In addition to the above litigation, it is possible that another generic manufacturer may also seek to launch a generic version of Lidoderm®.
Paragraph IV Certifications on Opana® ER
As previously reported, starting in December 2007 through December 2011, EPI received Paragraph IV Notices from various generic drug manufacturers, including Impax Laboratories, Inc. (Impax), Actavis South Atlantic LLC (Actavis), Sandoz, Inc. (Sandoz), Barr Laboratories, Inc. (Teva), Watson Laboratories, Inc. (Watson), Roxane Laboratories, Inc. (Roxane) and most recently, Ranbaxy Inc. (Ranbaxy) advising of the filing by each such company of an ANDA for a generic version of the non-crush-resistant formulation of Opana® ER (oxymorphone hydrochloride extended-release tablets CII). To date, EPI settled all of the Paragraph IV litigation relating to the non-crush-resistant formulation of Opana® ER other than those cases discussed in the next paragraph. Under the terms of the settlements, each generic manufacturer agreed not to challenge the validity or enforceability of patents relating to the non-crush-resistant formulation of Opana® ER. As a result, Actavis launched its generic version of non-crush-resistant Opana® ER 7.5 and 15 mg tablets on July 15, 2011, and Impax launched its generic version of non-crush-resistant Opana® ER 5, 7.5, 10, 15, 20, 30 and 40 mg tablets on January 2, 2013. Pursuant to the terms of the respective settlement agreements, Sandoz, Teva, Watson, Roxane and Actavis were granted licenses to patents listed in the Orange Book at the time each generic filed its ANDA.
In late 2012, two patents (U.S. Patent Nos. 8,309,122 and 8,329,216) were issued to EPI covering Opana® ER. On December 11, 2012, EPI filed a Complaint against Actavis in U.S. District Court for the Southern District of New York for patent infringement based on its ANDA for a non-crush-resistant generic version of Opana® ER. Between May 22 and June 21, 2013, EPI filed similar suits in the U.S. District Court for the Southern District of New York against the following applicants for non-crush-resistant Opana® ER: Par Pharmaceuticals, Teva Pharmaceuticals, Mallinckrodt LLC, Sandoz, Roxane and Ranbaxy. Those suits allege infringement of U.S. Patent Nos. 7,851,482, 8,309,122, and 8,329,216. In July 2013, Actavis and Roxane were granted FDA approval to market all strengths of their respective non-crush-resistant formulations of Opana® ER. In June 2014, Mallinckrodt LLC was granted FDA approval to market all strengths of their respective non-crush-resistant formulations of Opana® ER. On August 1, 2013, EPI dismissed its suit against Teva Pharmaceuticals based on its demonstration to EPI that it does not, at this time, intend to pursue an ANDA for non-crush-resistant Opana® ER. On October 18, 2013, EPI dismissed its suit against Sandoz based on its demonstration to EPI that it does not, at this time, intend to pursue an ANDA for non-crush-resistant Opana® ER. On December 18, 2013, EPI dismissed its suit against Mallinckrodt LLC based on a settlement allowing Mallinckrodt LLC to launch its non-crush-resistant formulation of Opana ER in October 2017, under certain circumstances. On August 6, 2013, EPI filed motions for preliminary injunctions against Actavis and Roxane requesting the court enjoin Actavis and Roxane from launching additional Opana® ER generics pending the outcome of the patent case. On September 12, 2013, the court denied EPI’s motions for preliminary injunction. On that day, Actavis launched its generic version of non-crush-resistant Opana® ER 5, 10, 20, 30 and 40 mg tablets. EPI has appealed the denial of a preliminary injunction. A hearing on the appeal was heard January 9, 2014. On March 31, 2014, the Court of Appeals for the Federal Circuit vacated and remanded the district court ruling denying EPI’s motions. The case will return to the district court for further proceedings.
EPI intends to defend vigorously its intellectual property rights and to pursue all available legal and regulatory avenues in defense of the non-crush-resistant formulation Opana® ER, including enforcement of the product’s intellectual property rights and approved labeling. However, there can be no assurance that EPI will be successful. If EPI is unsuccessful, competitors that already have obtained, or are able to obtain, FDA approval of their products may be able to launch their generic versions of non-crush-resistant Opana® ER prior to the applicable patents’ expirations. Additionally, we cannot predict or determine the timing or outcome of related litigation but will explore all options as appropriate in the best interests of the Company and EPI. In addition to the above litigation, it is possible that another generic manufacturer may also seek to launch a generic version of non-crush-resistant Opana® ER and challenge the applicable patents.
From September 21, 2012 through October 30, 2013, EPI and its partner Grünenthal received Paragraph IV Notices from each of Teva Pharmaceuticals USA, Inc. (Teva), Amneal Pharmaceuticals, LLC (Amneal), Sandoz Inc. (Sandoz), ThoRx Laboratories, Inc. (ThoRx), Par Pharmaceuticals (Par), Actavis South Atlantic LLC (Actavis), Impax Pharmaceuticals (Impax) and Ranbaxy Laboratories Limited (Ranbaxy), advising of the filing by each such company of an ANDA for a generic version of the formulation of Opana® ER designed to be crush-resistant. These Paragraph IV Notices refer to U.S. Patent Nos. 8,075,872, 8,114,383, 8,192,722, 7,851,482, 8,309,060, 8,309,122 and 8,329,216, which variously cover the formulation of Opana® ER, a highly pure version of the active pharmaceutical ingredient and the release profile of Opana® ER. EPI filed lawsuits against each of these filers in the U.S. District Court for the Southern District of New York. Each lawsuit was filed within the 45-day deadline to invoke a 30-month stay of FDA approval pursuant to the Hatch-Waxman legislative scheme. On January 30, 2015, EPI informed all defendants that it no longer intends to assert U.S. Patent 7,851,482. EPI intends, and has been advised by Grünenthal that it too intends, to defend vigorously the intellectual property rights covering the formulation of Opana® ER designed to be crush-resistant and to pursue all available legal and regulatory avenues in defense of crush-resistant Opana® ER, including enforcement of the product’s intellectual property rights and approved labeling. A trial in this case has been set for March 23, 2015. However, there can be no assurance that EPI and Grünenthal will be successful. If we are unsuccessful and Teva, Amneal, Sandoz, ThoRx, Par, Actavis or Impax is able to obtain FDA approval of its product, generic versions of crush-resistant Opana® ER may be launched prior to the applicable patents’ expirations in 2023 through 2029. Additionally, we cannot predict or determine the timing or outcome of this defense but will explore all options as appropriate in the best interests of the Company and EPI. In addition to the above litigation, it is possible that another generic manufacturer may also seek to launch a generic version of crush-resistant Opana® ER and challenge the applicable patents.
On August 19, 2014 and October 20, 2014, the United States Patent Office issued U.S. Patent Nos. 8,808,737 and 8,871,779 respectively, which cover a method of using Opana ER and a highly pure version of the active pharmaceutical ingredient of Opana® ER. On November 7, 2014, EPI filed lawsuits against Teva, ThoRx, Par, Actavis, Impax, Ranbaxy, Roxane, Amneal, and Sandoz in the U.S. District Court for the District of Delaware alleging infringement of these new patents, which expire in 2027 and 2029, respectively.
Paragraph IV Certification on Fortesta® Gel
On January 18, 2013, EPI and its licensor Strakan Limited received a notice from Watson advising of the filing by Watson of an ANDA for a generic version of Fortesta® (testosterone) Gel. On February 28, 2013, EPI filed a lawsuit against Watson in the U.S. District Court for the Eastern District of Texas, Marshall division. Because the suit was filed within the 45-day period under the Hatch-Waxman Act for filing a patent infringement action, we believe that it triggered an automatic 30-month stay of approval under the Act. Trial has been set for February 26, 2015.
EPI intends, and has been advised by Strakan Limited that it too intends, to defend vigorously Fortesta® Gel and to pursue all available legal and regulatory avenues in defense of Fortesta® Gel, including enforcement of the product’s intellectual property rights and approved labeling. However, there can be no assurance that EPI and Strakan will be successful. If EPI and Strakan are unsuccessful and Watson is able to obtain FDA approval of its product, Watson may be able to launch its generic version of Fortesta® Gel prior to the applicable patents’ expirations in 2018. Additionally, we cannot predict or determine the timing or outcome of this litigation but will explore all options as appropriate in the best interests of the Company. In addition to the above litigation, it is possible that another generic manufacturer may also seek to launch a generic version of Fortesta® Gel and challenge the applicable patents.
Paragraph IV Certification on Frova®
As previously reported, in July 2011, EPI and its licensor, Vernalis Development Limited received a notice from Mylan Technologies Inc. (Mylan) advising of the filing by Mylan of an ANDA for a generic version of Frova® (frovatriptan succinate) 2.5 mg tablets. Mylan’s notice included a Paragraph IV Notice with respect to U.S. Patent Nos. 5,464,864, 5,561,603, 5,637,611, 5,827,871 and 5,962,501, which cover Frova®. These patents are listed in the FDA’s Orange Book and either have expired or will expire by 2015. As a result of this Paragraph IV Notice, on August 16, 2011, EPI filed a lawsuit against Mylan in the U.S. District Court for the District of Delaware alleging infringement of U.S. Patent Nos. 5,464,864, 5,637,611 and 5,827,871. Because the suit was filed within the 45-day period under the Hatch-Waxman Act for filing a patent infringement action, we believe that it triggered an automatic 30-month stay of approval under the Act. On September 22, 2011, Mylan filed an Answer and Counterclaims, claiming the asserted patents are invalid or not infringed. A trial in this case was held starting November 12, 2013. On January 28, 2014, the U.S. District Court for the District of Delaware issued a decision upholding the validity and infringement by Mylan of U.S. Patent No. 5,464,864. After the District court decision, Mylan moved to enforce a purported settlement entered into by the parties. A hearing was held in the U.S. District Court for the District of Delaware on March 18, 2014. As a result of that hearing, the court vacated the earlier decision, and held that Mylan and EPI settled the Frova litigation. The terms of that settlement allow Mylan to sell Mylan’s generic frovatriptan succinate 2.5 mg tablets not earlier than four weeks prior to the expiration of U.S. Patent 5,464,864. The Company has appealed this decision. A hearing on that appeal was held on December 1, 2014. On December 4, 2014 the Federal Circuit affirmed the decision of the Lower Court that the Company and Mylan reached a settlement consistent with the terms outlined above.
Other Legal Proceedings
In addition to the above proceedings, proceedings similar to those described above may also be brought in the future. Additionally, we and our subsidiaries are involved in, or have been involved in, arbitrations or various other legal proceedings that arise from the normal course of our business. We cannot predict the timing or outcome of these claims and other proceedings. Currently, neither we nor our subsidiaries are involved in any other legal proceedings that we expect to have a material effect on our business, financial condition, results of operations and cash flows.
Leases
We lease certain fixed assets under capital leases that expire through 2025. We lease automobiles, machinery and equipment and facilities under certain noncancelable operating leases that expire through 2024. These leases are renewable at our option.
On October 28, 2011, our subsidiary EPI entered into a lease agreement with RT/TC Atwater LP, a Delaware limited partnership, for a new Company headquarters to consist of approximately 300,000 square feet of office space located at 1400 Atwater Boulevard, Malvern, Pennsylvania (with a four-year option to lease up to approximately 150,000 additional square feet). The term of this triple net lease is 12 years and includes three renewal options, each for an additional 60-month period. The lease commenced on December 31, 2012 with a monthly lease rate for the initial year of $0.5 million, increasing by 2.25% each year thereafter. Additionally, beginning January 2015, approximately 60,000 square feet of this property was subleased.
This lease is accounted for as a direct financing arrangement whereby the Company recorded, over the construction period, the full cost of the asset in Property, plant and equipment, net. A corresponding liability was also recorded, net of leasehold improvements paid for by the Company, and is being amortized over the expected lease term through monthly rental payments using an effective interest method. At December 31, 2014, there was a liability of $49.9 million related to this arrangement, $3.9 million of which is included in Accounts payable and $46.0 million of which is included in Other liabilities in the accompanying Consolidated Balance Sheet.
A summary of minimum future rental payments required under capital and operating leases as of December 31, 2014 are as follows (in thousands):

	Capital Leases(1)	Operating Leases
2015	$6,526	$15,292
2016	6,640	9,320
2017	6,875	6,677
2018	7,072	4,310
2019	7,270	1,697
Thereafter	39,025	2,918
Total minimum lease payments	$73,408	$40,214
Less: Amount representing interest	8,041
Total present value of minimum payments	$65,367
Less: Current portion of such obligations	6,526
Long-term capital lease obligations	$58,841
__________

(1)	The direct financing arrangement is included under Capital Leases. Minimum payments have not been reduced by minimum sublease rentals of $23.0 million due in the future under a noncancelable sublease.
Expense incurred under operating leases was $8.5 million, $18.7 million and $14.2 million for the years ended December 31, 2014, 2013 and 2012, respectively.